UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 10, 2007

BOSTON CAPITAL REAL ESTATE
INVESTMENT TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	0001260793	56-2356626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Boston Capital Corporation

One Boston Place, Suite 2100

Boston, MA 02108-4406

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (617) 624-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On August 10, 2007, Boston Capital Real Estate Investment Trust, Inc. (the “Company”) entered into a Letter Agreement (the “Amendment and Waiver”) with Wachovia Bank, National Association (“Wachovia”) which modifies certain terms and conditions set forth in the Credit Agreement (the “Credit Agreement”), dated as of December 6, 2006, among the Company, as Borrower, Wachovia, as Administrative Agent and L/C issuer, Wachovia Capital Markets, LLC, as Sole Lead Arranger and Sole Book Manager, and each lender from time to time party thereto. A copy of the Credit Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on December 12, 2006.

Pursuant to the Amendment and Waiver, Wachovia agreed to permit the Company, at the Company’s request and subject to the payment of applicable fees and the satisfaction of certain conditions, to extend the January 1, 2008 maturity date of the credit facility (the “Facility”) to July 1, 2008, without being required to extend the July 1, 2007 termination date of its plan of distribution with regard to its best-efforts offering of securities (the “Offering”). As previously disclosed, the Company suspended sales under the Offering as of April 30, 2007.

In addition, Wachovia agreed in the Amendment and Waiver to waive certain provisions of the Credit Agreement to permit the Company, subject to certain conditions, to make additional borrowings under the Facility without being required to first repay in full its initial borrowings thereunder. Finally, Wachovia agreed in the Amendment and Waiver to waive and discharge its rights under the Credit Agreement to receive prior written notice of the Company’s inability to extend the termination date of the Offering.

The foregoing description is qualified in its entirety by reference to the Amendment and Waiver, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Current Report on Form 8-K by reference.

Item 2.03.         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.03.

Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit

10.1

Letter Agreement, dated as of August 10, 2007, between Boston Capital Real Estate Investment Trust, Inc., as Borrower, and Wachovia Bank, National Association, as Administrative Agent, Lender and L/C Issuer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2007	BOSTON CAPITAL REAL
ESTATE INVESTMENT TRUST, INC.

	By:	/s/ Marc N. Teal
	Name:	Marc N. Teal
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1

Letter Agreement, dated as of August 10, 2007, between Boston Capital Real Estate Investment Trust, Inc., as Borrower, and Wachovia Bank, National Association, as Administrative Agent, Lender and L/C Issuer